CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated August 18, 2021
to the Prospectus dated February 28, 2021

Effective October 15, 2021, shareholders of each class of the Fund will receive one share in exchange for every six shares of the Fund they currently own.

While the reverse share split will reduce the number of outstanding shares of each class of the Fund, it proportionately will increase the net asset value (“NAV”) per share of each class of the Fund such that the aggregate market value of the Fund’s shares will remain the same.  The reverse share split will apply the same ratio to each class of shares of the Fund, to result in an NAV per share closer to $30.00.  The reverse share split will not alter the rights or total value of a shareholder’s investment in the Fund, nor will it be a taxable event for Fund investors.  The table below illustrates the hypothetical effect of the reverse share split on a shareholder’s investment:

Hypothetical One for Six Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	600	$5.00	$3,000
After Reverse Share Split	100	$30.00	$3,000

Shareholders should retain this supplement for future reference.

August 18, 2021	16-0821
CS-PRO
2021-005